May 17, 2017

DREYFUS MANAGER FUNDS I

- DREYFUS RESEARCH LONG/SHORT EQUITY FUND

Supplement to Current Summary Prospectus and Statutory Prospectuses

The Board of Trustees of Dreyfus Manager Funds I (the “Trust”) has approved the liquidation of Dreyfus Research Long/Short Equity Fund (the “Fund”), a series of the Trust, effective on or about July 27, 2017 (the “Liquidation Date”).  Consequently, Fund portfolio management intends to begin liquidating the Fund’s portfolio holdings.  Accordingly, the Fund will cease to pursue its investment objective and policies and will hold cash and cash equivalent instruments until the Liquidation Date.  The Dreyfus Corporation, the Fund’s investment adviser, will waive receipt of its management fee from the Fund at such time as the Fund’s portfolio is transitioned entirely to cash and cash equivalents.

The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax.  For related distribution estimates, which may be updated from time to time, please refer to www.dreyfus.com/accounts-services/tax-center or call 1-800-DREYFUS (inside the U.S. only) or your financial representative.

Accordingly, effective on or about June 16, 2017 (the “Closing Date”), the Fund will be closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans (and their successor plans) if the Fund is established as an investment option under the plans before the Closing Date.  The Fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to Dreyfus TeleTransfer or Dreyfus Automatic Asset Builder® no longer will be accepted as of July 13, 2017.  However, subsequent investments by Dreyfus-sponsored Individual Retirement Accounts and Dreyfus-sponsored retirement plans (collectively, “Dreyfus Retirement Plans”) pursuant to Dreyfus TeleTransfer and Dreyfus Automatic Asset Builder® will be accepted on or after July 13, 2017.

Effective on the Closing Date, the front-end sales load applicable to purchases of the Fund’s Class A shares will be waived on investments made in the Fund’s Class A shares.  In addition, as of that date, the contingent deferred sales charge (“CDSC”) applicable to redemptions of Class C shares and certain Class A shares of the Fund will be waived on any redemption of such Fund shares.

To the extent subsequent investments are made in the Fund on or after the Closing Date, the Fund’s distributor will not compensate certain financial institutions (which may include banks, securities dealers and other industry professionals) for selling Class C shares or certain Class A shares subject to a CDSC at the time of purchase.

Fund shares held on the Liquidation Date in Dreyfus Retirement Plans will be exchanged for Dreyfus Class shares of General Government Securities Money Market Fund (“GGSMMF”) to avoid penalties that may be imposed on holders of Dreyfus Retirement Plans under the Internal Revenue Code if their Fund shares were redeemed in cash.  Investors may obtain a copy of the Prospectus of GGSMMF by calling 1-800-DREYFUS.